UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

Sun Country Airlines Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-40217	82-4092570
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2005 Cargo Road Minneapolis, MN	55450
(Address of principal executive offices)	(Zip Code)

(651) 681-3900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2022, the Board of Directors (the “Board”) of Sun Country Airlines Holdings, Inc. (the “Company”) adopted an amendment (the “Amendment”) to the previously disclosed 2022 Incentive Bonus Program (as amended by the Amendment, the “Bonus Program”). The Amendment provides that each of the Company’s participating officers is eligible to receive an annual restricted stock unit (“RSU”) grant based on the performance metrics established pursuant to the Bonus Program.

Each RSU grant will vest quarterly over a three-year period. The annual RSU grants for the Company’s Chief Executive Officer, President and Chief Financial Officer, and Chief Operating Officer are targeted at 175%, 150% and 125% of their target bonus amount under the Bonus Program, respectively.

The actual amounts of RSUs granted to each participating officer may be less than, or exceed, such officer’s target amount depending on, among other things, the extent to which the Company meets its performance goals during the applicable performance period, as determined by the Compensation Committee in the Compensation Committee’s sole discretion.

All payments under the Bonus Program are subject to the participant’s continued employment with the Company in a position that is eligible to participate in the Bonus Program through the bonus payment date.

Also on June 6, 2022, the Board approved increased salaries for certain of the Company's executive officers effective July 1, 2022, including a new base salary of $375,000 for the Company's Chief Executive Officer and $310,000 for the Company's Chief Operating Officer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of RSU Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2022	Sun Country Airlines Holdings, Inc.

	By:	/s/ Eric Levenhagen
		Name:	Eric Levenhagen
		Title:	Chief Administrative Officer, General Counsel and Secretary